Exhibit 99.1

20210719ThFiirrdstQQuuaarrteterr FFininaanncciaial lRReessuultlsts November 1, 2017 May 1, 2019 NYSE: CF NYSE: CF 1

Safe harbor statement All statements in this communication by CF Industries Holdings, Inc. (together with its subsidiaries, the “Company”), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” or “would” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These statements may include, but are not limited to, statements about strategic plans and statements about future financial and operating results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the cyclical nature of the Company’s business and the impact of global supply and demand on the company’s selling prices; the global commodity nature of the Company’s fertilizer products, the conditions in the international market for nitrogen products, and the intense global competition from other fertilizer producers; conditions in the U.S. and European agricultural industry; the volatility of natural gas prices in North America and Europe; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the significant risks and hazards involved in producing and handling the Company’s products against which the Company may not be fully insured; the Company’s ability to manage its indebtedness; operating and financial restrictions imposed on the Company by the agreements governing the Company’s senior secured indebtedness; risks associated with the Company’s incurrence of additional indebtedness; the Company's ability to maintain compliance with covenants under the agreements governing its indebtedness; downgrades of the Company’s credit ratings; risks associated with cyber security; weather conditions; risks associated with changes in tax laws and disagreements with taxing authorities; the Company’s reliance on a limited number of key facilities; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; future regulatory restrictions and requirements related to greenhouse gas emissions; risks associated with expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required; the seasonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; risks involving derivatives and the effectiveness of the Company’s risk measurement and hedging activities; risks associated with the operation or management of the strategic venture with CHS Inc. (the "CHS Strategic Venture"), risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement with CHS Inc. over the life of the supply agreement and the risk that any challenges related to the CHS Strategic Venture will harm the Company's other business relationships; risks associated with the Company’s Point Lisas Nitrogen Limited joint venture; acts of terrorism and regulations to combat terrorism; risks associated with international operations; and deterioration of global market and economic conditions. More detailed information about factors that may affect the Company’s performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.’s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.’s most recent annual and quarterly reports on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the Company’s website. Forward-looking statements are given only as of the date of this presentation and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Note regarding non-GAAP financial measures The company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). Management believes that EBITDA, adjusted EBITDA, free cash flow, free cash flow as a percentage of adjusted EBITDA, and free cash flow yield, which are non-GAAP financial measures, provide additional meaningful information regarding the company's performance and financial strength. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the company's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, EBITDA, adjusted EBITDA, , free cash flow, free cash flow as a percentage of adjusted EBITDA, and free cash flow yield included in this presentation may not be comparable to similarly titled measures of other companies. Reconciliations of EBITDA and adjusted EBITDA to the most directly comparable GAAP measures are provided in the tables accompanying this presentation. Reconciliations of free cash flow, free cash flow as a percentage of adjusted EBITDA, and free cash flow yield to the most directly comparable GAAP measures are provided on the page where such measures are presented. EBITDA is defined as net earnings attributable to common stockholders plus interest expense - net, income taxes, and depreciation and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in noncontrolling interests. The company has presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the industry. Adjusted EBITDA is defined as EBITDA adjusted with the selected items included in EBITDA as summarized in the tables accompanying this presentation. The company has presented adjusted EBITDA because management uses adjusted EBITDA, and believes it is useful to investors, as a supplemental financial measure in the comparison of year-over-year performance. Free cash flow is defined as net cash provided by operating activities, as stated in the consolidated statements of cash flows, reduced by capital expenditures and distributions to noncontrolling interests. Free cash flow as a percentage of adjusted EBITDA is calculated by dividing free cash flow by adjusted EBITDA. Free cash flow yield is defined as free cash flow divided by market value of equity (market cap). The company has presented free cash flow, free cash flow as a percentage of adjusted EBITDA and free cash flow yield because management uses these measures and believes they are useful to investors, as indications of the strength of the company and its ability to generate cash and to evaluate the company’s cash generation ability relative to its industry competitors. Cover Page: Rail loading at Verdigris 3

First quarter 2019 results • • • Q1 net earnings of $90 million, or $0.40 per diluted share EBITDA(1) of $301 million and adjusted EBITDA(1) of $305 million The company repurchased approximately 1.5 million shares during the quarter under the previously announced $1 billion share repurchase program authorized through 2021 • Net sales were $1,001 million for Q1 2019 compared to $957 million in the same period last year; increase due primarily to higher average selling prices for urea, UAN, and AN Total sales volumes for Q1 2019 were lower compared to the same period in 2018 as lower UAN and ammonia sales volumes were partially offset by higher urea and AN sales volumes Average selling prices in Q1 2019 were higher y/y across most segments due to a tighter global nitrogen supply and demand balance than the prior period Cost of sales for Q1 2019 increased slightly compared to Q1 2018 driven primarily by higher realized natural gas costs and higher costs related to plant maintenance activity, partially offset by the impact of lower sales volume • • • • As of March 31, 2019, the 12-month rolling average recordable incident rate was 0.60 incidents per 200,000 work hours (1) See appendix for reconciliation of EBITDA and adjusted EBITDA 4 Safe and Efficient Operations Commercial Environment Financial Overview

Financial results - first quarter 2019 (1) (2) (3) (4) Depreciation and amortization was $188 million for the three months ended March 31, 2019, and $193 million for the three months ended March 31, 2018 See appendix for reconciliation of EBITDA and adjusted EBITDA Includes the cost of natural gas and related transportation that is included in cost of sales during the period under the first-in, first-out inventory cost method Includes realized gains and losses on natural gas derivatives settled during the period. Excludes unrealized mark-to-market gains and losses on natural gas derivatives 5 $ in millions, except percentages, per MMBtu and EPS 2019 Q1 2018 Q1 Net sales$1,001$957 Gross margin220190 - As percentage of net sales22.0%19.9% Net earnings attributable to common stockholders(1)$90$63 Net earnings per diluted share0.400.27 EBITDA(2)301302 Adjusted EBITDA(2)305296 Diluted average shares outstanding224.6234.8 Natural gas (per MMBtu): Natural gas costs in cost of sales(3)$3.70$3.32 Realized derivatives (gain) loss(4)(0.02)0.01 Cost of natural gas in cost of sales3.683.33 Unrealized net mark-to-market loss (gain) on natural gas derivatives2(3)

CF generated the highest free cash flow compared to peers 2018 Cash from operations less capital expenditures and less cash distributions to noncontrolling interests(1) In millions, except percentages and share price CF $1,497 (422) (139) Nutrien $2,052 (1,405) - Mosaic $1,410 (955) - OCI $672 (293) (21) Yara $756 (1,336) - Cash from operations Capital expenditures Noncontrolling interests $936 $647 $455 $358 ($580) Free Cash Flow (FCF) 1,200 1,000 800 600 400 200 - (200) (400) (600) (800) 936 (580) Yara $1,525 CF $1,403 Nutrien $3,944 Mosaic $2,029 OCI $938 2018 Adjusted EBITDA(2) Shares outstanding(3) Share price – U.S. dollars(4) 222.8 $44.78 608.5 $54.06 385.5 $26.11 210.3 $28.96 272.7 $45.00 4/30/19 Market Cap $9,978 $32,897 $10,064 $6,090 $12,271 (1) Represents Cash Provided by Operating Activities less Purchases of Property, Plant, and Equipment less Distributions to Noncontrolling Interests taken from the December 31, 2018 Consolidated Statement of Cash Flows from each peer (2) Represents Adjusted EBITDA (or EBITDA excluding special items) as reported by CF Industries Holdings, Inc., Nutrien Ltd., the Mosaic Company, OCI N.V., and Yara International ASA (3) Shares outstanding as of December 31, 2018 taken from the December 31, 2018 financial statements of each peer (4) Share prices in USD as of April 30, 2019 using historical spot exchange rates, Source Capital IQ (5) Represents 2018 free cash flow as defined above divided by market value of equity (market cap) as of April 30, 2019 6 FCF Yield(5) 9.4%2.0%4.5%5.9%(4.7%) FCF % of Adj. EBITDA67%16%22%38%(38%) 647 455 358

Capital Allocation • Pursue growth within our strategic fairway, where returns exceed the risk-adjusted cost of capital Consistently return excess cash to shareholders in a timely fashion through dividends and share repurchases • • Repurchased approximately 1.5 million shares during the quarter under the previously announced $1 billion share repurchase program authorized through 2021 During Q1 2019, the company entered into an agreement to sell its Pine Bend dry bulk storage and logistics facility in Minnesota; the sale closed in April and the company received proceeds of $55 million • • Committed to repay remaining $500 million of notes due May 2020 on or before maturity date Commitment to investment grade metrics over the long term Long-term target gross debt: $4.0-4.5 billion, laddered maturities, cash interest expense < $200 million annually Target cash on balance sheet: $300-500 million, which along with $750 million undrawn revolver provides adequate liquidity Dividend: $1.20 per share annually 2019 capex expected to be approximately $400-450 million • • • • • 7 Capital Structure & Fixed Charges Capital allocation highlights Philosophy remains unchanged

# Balanced Approach to Capital Allocation

**Capital allocation philosophy balances strategic investments with returning cash to shareholders**

**Capital Allocation Priorities**

- Commitment to investment grade metrics over long term
- Pursue growth within strategic fairway, where returns exceed risk-adjusted cost of capital and investments are cash flow accretive
- Consistently return excess cash to shareholders with historic bias towards share repurchases

**Total capital returned to shareholders since 2012 is more than twice net strategic investments**

| Actions | Cash Returned |
|---|---|
| Share Repurchases[1] | $5.0B |
| Dividends[2] | $1.7B |
| **Total Capital Returned** | **$6.7B** |

| Action | Business Growth / (Shrink) |
|---|---|
| Sales / Divestitures[4] | ($4.3B) |
| Acquisitions / Expansions | $7.1B |
| **Net Major Portfolio Investment** | **$2.8B** |

**Share Repurchase Trends 2012-Q1 2019**

- CF has increased annual nitrogen equivalent tons per 1,000 shares by almost 2x
- Buybacks reduced shares outstanding by ~34%

**Cumulative Share Repurchase[3]**



15.3
52.0
90.4
99.2
99.2
99.2
110.2
111.6
2012
2013
2014
2015
2016
2017
2018
2019

| | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|---|---|---|
| Diluted Weighted-Avg Shares Outstanding *(in millions)* | 323.5 | 296.0 | 256.7 | 236.1 | 233.1 | 233.9 | 233.8 | 224.6 |

*Source: Factset, Company filings*

(1) Includes the effect of approximately 1.5 million shares repurchased in the quarter ended March 31, 2019
(2) Includes $67 million in total dividend payments through March 31, 2019
(3) Cumulative share repurchase amounts for years 2012-2018 are as of December 31; Cumulative share repurchase amount for 2019 is as of March 31
(4) Includes $55 million in proceeds received for the sale of the company's Pine Bend dry bulk storage and logistics facility in Minnesota; sale closed in April of 2019

8

Global market overview • CF continues to expect strong nitrogen fertilizer demand in N. America during 1H 2019 due to expected increase in corn planting compared to 2018 Weather in Q4 2018 limited ammonia applications, suggesting a nitrogen deficit that will need to be made up by spring applications of ammonia or upgraded products Cold and wet weather in 2019 delayed spring applications throughout N. America and caused significant disruptions to rail and barge transportation CF believes these logistical challenges will support strong in-region pricing through the spring application season More favorable weather since mid-April has allowed fieldwork and fertilizer applications to begin, with corn plantings as of April 29 in the US on pace with 2018 High demand, compressed planting periods and transportation disruptions support the Midwest urea premium to NOLA, which exceeded the 5-year average for most of the first quarter of 2019 Net urea exports from China in 2019 expected to be in a similar range to 2018, despite higher exports during Q1 2019 Urea demand from India and Brazil should also support the global market; India issued its third tender of 2019 and imports to Brazil for 2019 expected to increase due to the announced closure of two Petrobras urea plants Iranian urea remains available at a significant discount to global prices due to the US sanctions with few regions open to purchasing from Iran Provisional duties on UAN imports to the EU from Russia, Trinidad, and the US were announced in April 2019; expected to be finalized in October 2019 • • • • • • • • • 9 Global Overview North American Market Dynamics

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Non-GAAP: reconciliation of Net Earnings to EBITDA and Adjusted EBITDA 2 (5) loans (1) For the three months ended March 31, 2019, amount relates only to CF Industries Nitrogen, LLC (CFN), as we purchased the remaining publicly traded common units of Terra Nitrogen Company, LP (TNCLP) on April 2, 2018. For the three months ended March 31, 2018, amount includes $22 million related to CFN and $4 million related to TNCLP (2) Loan fee amortization is included in both interest expense-net and depreciation and amortization 11 In millions 2019 Q1 2018 Q1 Net earnings$118$88 Less: Net earnings attributable to noncontrolling interests(28)(25) Net earnings attributable to common stockholders9063 Interest expense – net5657 Income tax (benefit) provision(8)17 Depreciation and amortization188193 Less other adjustments: Depreciation and amortization in noncontrolling interests(1)(23)(26) Loan fee amortization(2)(2)(2) EBITDA301302 Unrealized net mark-to-market loss (gain) on natural gas derivatives2(3) Loss (gain) on foreign currency transactions including intercompany Costs related to acquisition of TNCLP units-2 Total adjustments4(6) Adjusted EBITDA$305$296

Non-GAAP: reconciliation of Net Earnings to EBITDA and Adjusted EBITDA (138) interests (1) (2) (3) Represents proceeds related to a property insurance claim at one of our nitrogen complexes. Loan fee amortization is included in both interest expense – net and depreciation and amortization. Gain on foreign currency transactions, including intercompany loans, primarily relates to the unrealized foreign currency exchange rate impact on intercompany debt that has not been permanently invested and is included in other operating – net in our consolidated statement of operations. 12 In millions Full year 2018 Net earnings$428 Less: Net earnings attributable to noncontrolling Net earnings attributable to common stockholders290 Interest expense – net228 Income tax provision119 Depreciation and amortization888 Less other adjustments: Depreciation and amortization in noncontrolling interests(87) Loan fee amortization(1)(9) EBITDA$1,429 Unrealized net mark-to-market gain on natural gas derivatives(13) Gain on foreign currency transactions, including intercompany loans(2)(5) Insurance proceeds(3)(10) Costs related to acquisition of TNCLP units2 Total adjustments(26) Adjusted EBITDA$1,403